artwork: Claymore

CLAYMORE EXCHANGE-TRADED FUND TRUST


o  Claymore U.S. Capital Markets Bond ETF
o  Claymore U.S. Capital Markets Micro-Term
   Fixed Income ETF
o  Claymore US-1 - The Capital Markets Index ETF


PROSPECTUS



February 7, 2008


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     TABLE OF CONTENTS

                                                                         PAGE


INTRODUCTION--CLAYMORE EXCHANGE-TRADED FUND TRUST                           3
WHO SHOULD INVEST                                                           3
TAX-ADVANTAGED PRODUCT STRUCTURE                                            4
CLAYMORE U.S. CAPITAL MARKETS BOND ETF                                      5
CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM
     FIXED INCOME ETF                                                      14
CLAYMORE U.S. - 1 - THE CAPITAL MARKETS
     INDEX ETF                                                             22
SECONDARY INVESTMENT STRATEGIES                                            33
ADDITIONAL RISK CONSIDERATIONS                                             34
INVESTMENT ADVISORY SERVICES                                               35
PURCHASE AND REDEMPTION OF SHARES                                          38
HOW TO BUY AND SELL SHARES                                                 40
FREQUENT PURCHASES AND REDEMPTIONS                                         45
FUND SERVICE PROVIDERS                                                     46
INDEX PROVIDERS                                                            47
DISCLAIMERS                                                                48
FEDERAL INCOME TAXATION                                                    50
OTHER INFORMATION                                                          53
FINANCIAL HIGHLIGHTS                                                       53






     No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, Claymore Advisors, LLC, the Funds' investment adviser (the "Investment Adviser"), Mellon Capital Management Corporation, the Funds' investment subadviser (the "Investment Subadviser") or the Funds' distributor, Claymore Securities, Inc. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

     INTRODUCTION--CLAYMORE
     EXCHANGE-TRADED FUND TRUST


     The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company currently consisting of 28 separate exchange-traded "index funds." The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index. Claymore Advisors, LLC is the investment adviser for the funds (the "Investment Adviser").

     This prospectus relates to three funds of the Trust, Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S. - 1 - The Capital Markets Index ETF (each a "Fund" and together the "Funds"). Mellon Capital Management Corporation is the investment subadviser for the Funds (the "Investment Subadviser").

     The Funds have applied to list their shares (the "Shares"), subject to notice of issuance, on the American Stock Exchange LLC (the "AMEX"). The Funds' Shares will trade at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Funds issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 100,000 Shares for the Claymore U.S. Capital Markets Bond ETF and the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and 200,000 for the Claymore U.S. - 1 - The Capital Markets Index ETF, each of which is called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a specified index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

     WHO SHOULD INVEST
--------------------------------------------------------------------------------


     The Funds are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity, fixed income and/or money market securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented by a specified index and may also be used as an asset allocation tool or as a speculative trading instrument.

     TAX-ADVANTAGED PRODUCT STRUCTURE
--------------------------------------------------------------------------------

     Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund's portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

     CLAYMORE U.S. CAPITAL MARKETS BOND ETF

     INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income securities index called CPMKTB - The Capital Markets Bond Index(SM) (the "CPMKTB Index" or the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

     PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


     The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before fees and expenses, the performance of the CPMKTB Index. The Index is a total return index comprised of approximately 6,146 long-term U.S. investment grade fixed income securities as of January 1, 2008. The number of securities included in the Index has ranged from approximately 5,700 to 7,800 securities in the previous ten year period; however, the number of securities included in the Index varies from month to month and may be higher or lower than the historical range. Securities eligible for inclusion in the Index, as determined by Dorchester Capital Management Company ("Dorchester" or the "Index Provider") are long-term fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation), including U.S. Treasury securities, U.S. federal agency and other government sponsored entities' fixed income securities, investment grade U.S. corporate fixed income securities and U.S. agency mortgage pass-through securities such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") that are backed by pools of mortgages. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The Fund will normally invest at least 80% of its total assets in fixed income securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

     The Investment Subadviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

     The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Subadviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Subadviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


     INDEX METHODOLOGY
--------------------------------------------------------------------------------


     The Index is designed to represent the traditional investment grade securities in the United States long-term fixed income capital markets. Securities eligible for inclusion in the Index are long-term fixed income securities, including long-term U.S. Treasury fixed income securities, long-term U.S. federal agency and other government-sponsored entities' fixed income securities, long-term investment grade U.S. corporate fixed income securities, and long-term government-sponsored enterprise backed mortgage pooled securities. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range. The Index is reconstituted monthly.

     The Index is designed to be a long-term measure of the performance of the U.S. investment grade bond markets. The Index is part of the CPMKTSSM family of indexes that is designed to measure the major components of the U.S. investment grade fixed income securities and the common stocks in the capital markets. The CPMKTSSM family of indexes includes the Index and the following additional indexes: CPMKTE - The Capital Markets Equity Index(SM), which is designed to be a long-term measure of the U.S. common stock markets; CPMKTL - The Capital Markets Liquidity Index(SM), which is designed to be a long-term measure of the U.S. investment grade micro-term fixed income and money markets; and CPMKTS - The Capital Markets Index(SM), which is designed to be a long-term measure of the U.S. investment grade capital markets as represented by the CPMKTB, CPMKTE, and CPMKTL indexes.


     INDEX CONSTRUCTION
--------------------------------------------------------------------------------

     1.The Index is reconstituted monthly. The Index constituents are determined based on closing data on the fifth business day before the start of the month. Index constituents are finalized on the last calendar day before the beginning of the month and go into effect on the first day of the new month.

     2.All long-term U.S. Treasury fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation) are included in the Index. U.S. Treasury Inflation-Protected Securities ("TIPS") are not included.


     3.A selection of long-term U.S. federal agency fixed income securities
       (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation) are selected as Index constituents using a rules-based methodology. The methodology is designed to select representative issues from each of the five largest agencies and government sponsored entities: "FNMA", Federal Home Loan Banks ("FHLB"), FHLMC, Federal Farm Credit Banks ("FFCB"), and the SLM Corporation ("SLMA"), as well as fixed income securities from other federal agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected for inclusion in the Index from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

     4.A selection of long-term investment grade U.S. corporate fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation) are selected as Index constituents using a rules-based methodology. The rules-based methodology is designed to select securities ensuring a diversity of industry, duration, and rating. Seven industry classifications are represented: consumer goods, consumer services, manufacturing and wholesale trade, mining and construction, transportation and utilities, financial and insurance, and business services. Ratings from the major rating agencies are employed by Dorchester to assign securities to one of six rating tiers based upon a rules-based methodology. Four of these tiers are for investment grade issues, one for high yield issues, and the final one for non-rated issues. Only securities from the four investment grade tiers are considered for inclusion in the Index. To ensure a diversity of duration securities are selected in each of the following maturity ranges: one to two and a

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       half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

     5.Using a rules-based methodology, long-term mortgage pass-through securities ("MBS") issued by federal agencies are selected which have a fixed rate coupon, maturity date greater than 1 year from the start of the month, and which currently are trading in "TBA transactions." "TBA transactions" are purchases or sales of MBS for future settlement at an agreed-upon date. TBA transactions aid in the liquidity and pricing efficiency of MBS because they enable different MBS with similar characteristics to be traded interchangeably according to commonly observed settlement and delivery conventions.

       Eligible pools are grouped into generic securities ("Mortgage Generic") based on the agency's program, current coupon and production year. The programs considered are 5 year balloons, 7 year balloons, 15 year fixed and 30 year fixed taken from the FHLMC, FNMA and GNMA programs. Coupon values are designed to represent a majority of the market and the range of allowable values is updated monthly.


     6.The weight of each of the Index constituents is set based upon modified market value on the last calendar day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board.

     PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Asset Class Risk. The bonds in the Fund's portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

     Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund's having to reinvest proceeds at lower interest rates, resulting in a decline in the Fund's income.

     Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.


     Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of an underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives.


     Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

     Foreign Issuers Risk. The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self-sufficiency and balance of payment options.

     Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.


     Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

     Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


     Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. While securities issued by

     GNMA are backed by the full faith and credit of the U.S. government, securities issued by FNMA and FHLMC are not and there can be no assurance that the U.S. government would provide support to its agencies or instrumentalities where it is not obliged to do so. Mortgage-backed securities are subject to prepayment risk and extension risk (as described above) and may react differently to changes in interest rates than other bonds, which may significantly reduce their value.


     There is also risk associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.


     Finance Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

     Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

     The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

     Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that stock is removed from the Index.


     Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform

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     differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

     Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the Index.


     Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

     FUND PERFORMANCE
--------------------------------------------------------------------------------

     As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

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     FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.


     SHAREHOLDER FEES (paid directly by Authorized Participants)
=======================================================================================
     Sales charges (loads)                                                      None
=======================================================================================
     Standard creation/redemption transaction fee per order(1)                  $1,000
=======================================================================================
     Maximum additional creation/redemption transaction fee per order(1)        $4,000


     ANNUAL FUND OPERATING EXPENSES(2)(3) (expenses that are deducted from
     Fund assets)
================================================================================
     Management Fees                                                     0.20%
================================================================================
     Distribution and/or service (12b-1) fees(4)                           - %
================================================================================
     Other expenses(5)                                                   0.29%
================================================================================
     Total annual Fund operating expenses                                0.49%
================================================================================
     Expense Waiver and Reimbursements(6)                                0.12%
================================================================================
     Net Operating Expenses                                              0.37%
================================================================================

     1. Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."


     2. The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending May 31, 2008.

     3. Expressed as a percentage of average net assets.

     4. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

     5. Other expenses have been estimated for the Fund's initial fiscal year assuming net assets of $100 million. Such expenses may be higher if the Fund's net assets total less than $100 million at the end of its initial fiscal year, or lower if the Fund's net assets exceed $100 million at the end of its initial fiscal year.


     6. The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.27% of average net assets per year, at least until December 31, 2010. The offering costs excluded from the 0.27% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.27% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

     EXAMPLE
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    ONE YEAR                THREE YEARS
                                       $38                      $119
================================================================================




     CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
--------------------------------------------------------------------------------


     The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (regardless of the number of securities in each Creation Unit). The value of a Creation Unit as of first creation was approximately $5,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (regardless of the number of securities in each Creation
     Unit). See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $19,928 if the Creation Unit is redeemed after one year, and $60,455 if the Creation Unit is redeemed after three years.

     If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.


     The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

     CLAYMORE U.S. CAPITAL MARKETS
     MICRO-TERM FIXED INCOME ETF


     INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called CPMKTL - The Capital Markets Liquidity Index (the "CPMKTL Index" or the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

     PRIMARY INVESTMENT STRATEGIES

--------------------------------------------------------------------------------


     The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before fees and expenses, the performance of the CPMKTL Index. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share. The Index is a total return index comprised of 1,893 micro-term U.S. investment grade fixed income securities and money market instruments as of January 1, 2008. The number of securities included in the Index has ranged from approximately 1,000 to 2,350 in the previous ten year period; however, the number of securities included in the Index varies from month to month and may be higher or lower than the historical range. The Index includes micro-term U.S. Treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities fixed income securities, short-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, and U.S. federal agency discount notes as determined by Dorchester Capital Management Company ("Dorchester" or the "Index Provider"). The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The Index Provider defines "micro-term" fixed income securities as those with a redemption date of less than a year from the start of the month, as determined by yield to worst calculation. The Fund will normally invest at least 80% of its total assets in fixed income securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

     The Investment Subadviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.


     The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Subadviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Subadviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


     INDEX METHODOLOGY
--------------------------------------------------------------------------------


     The Index is designed to represent the traditional investment grade securities in the U.S. money markets and in the micro-term fixed income capital markets. The Index includes micro-term U.S. Treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities; fixed income securities, micro-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, and U.S. federal agency discount notes. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: zero to three months, three to six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range. The Index is reconstituted monthly.

     The Index is designed to be a long-term measure of the performance of the U.S. investment grade liquidity markets. It is part of the CPMKTS(SM) family of indexes that is designed to measure the major components of the U.S. investment grade fixed income securities and the common stocks in the capital markets. This family includes the Index and the following additional indexes: CPMKTE - The Capital Markets Equity Index, which is designed to be a long-term measure of the U.S. common stock markets;

     CPMKTB - The Capital Markets Bond Index, which is designed to be a long-term measure of the long term U.S. investment grade fixed income markets; and CPMKTS - The Capital Markets Index, which is designed to be a long-term measure of the U.S. investment grade capital markets as represented by the CPMKTB, CPMKTE, and CPMKTL indexes.


     INDEX CONSTRUCTION
--------------------------------------------------------------------------------

     1.The Index is reconstituted monthly. The Index constituents are determined on the fifth business day before the start of the month and go into effect on the first day of the month.

     2.Money market instruments that are potential Index constituents include 90 day bankers acceptances, 90 day certificate of deposit, 180 day certificate of deposit, 30 day commercial paper, 60 day commercial paper, 90 day commercial paper, 30 day United States federal agency discount notes, 60 day United States federal agency discount notes, and 90 day United States federal agency discount notes.


     3.All micro-term U.S. Treasury fixed income securities (defined as those with redemption dates less than a year from the start of the month, as determined by yield to worst calculation) are selected as Index constituents. United States Treasury Inflation-Protected Securities ("TIPS") are not included.

     4.A selection of U.S. federal agency fixed income securities (defined as those with redemption dates within one year from the start of the month as determined by a yield to worst calculation) are selected as Index constituents. The methodology is designed to select representative issues from each of the five largest agencies and government sponsored entities:
       Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Farm Credit Banks ("FFCS"), and the SLM Corporation ("SLMA"), as well as fixed income issues from other federal agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: zero to three months, three to six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

     5.Micro-term investment grade U.S. corporate fixed income securities
       (defined as those with redemption dates less than one year from the start of the month as determined by the yield to worst calculation) are selected as Index constituents. The Index methodology is designed to select securities ensuring a diversity of industry, duration, and rating. Seven industry classifications are represented: consumer goods, consumer services, manufacturing and wholesale trade, mining and construction, transportation and utilities, financial and insurance, and business services. Ratings from the major U.S. rating agencies are employed by the Index Provider to assign securities to one of six rating tiers based upon a rules-based methodology. Four of these tiers are for investment grade issues, one for high yield issues, and the final one for non-rated issues. Only securities from the four investment grade tiers are considered for inclusion in the Index. To ensure a diversity of duration securities are selected in each of the following maturity ranges: zero to three months, three to six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.


     6.The weight of each Index constituent is set based upon modified market value on the last calendar day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board and the Federal Deposit Insurance Corporation.

     PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share.

     Asset Class Risk. The bonds in the Fund's portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.


     Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund's income.


     Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.

     Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of an underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives.


     Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

     Foreign Issuers Risk. The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self-sufficiency and balance of payment options.

     Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.


     Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.


     Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


     Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the Index.

     Finance Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

     Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

     The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

     Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.


     Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

     Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

     FUND PERFORMANCE
--------------------------------------------------------------------------------

     As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

     FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.


     SHAREHOLDER FEES (paid directly by Authorized Participants)
=========================================================================================
     Sales charges (loads)                                                      None
=========================================================================================
     Standard creation/redemption transaction fee per order(1)                  $1,000
=========================================================================================
     Maximum additional creation/redemption transaction fee per order(1)        $4,000


     ANNUAL FUND OPERATING EXPENSES(2)(3) (expenses that are deducted from
     Fund assets)
================================================================================
     Management Fees                                                     0.20%
================================================================================
     Distribution and/or service (12b-1) fees(4)                           --%
================================================================================
     Other expenses(5)                                                   0.29%
================================================================================
     Total annual Fund operating expenses                                0.49%
================================================================================
     Expense Waiver and Reimbursements(6)                                0.12%
================================================================================
     Net Operating Expenses                                              0.37%
================================================================================

     1. Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."


     2. The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending May 31, 2008.

     3. Expressed as a percentage of average net assets.

     4. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

     5. Other expenses have been estimated for the Fund's initial fiscal year assuming net assets of $100 million. Such expenses may be higher if the Fund's net assets total less than $100 million at the end of its initial fiscal year, or lower if the Fund's net assets exceed $100 million at the end of its initial fiscal year.


     6. The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.27% of average net assets per year, at least until December 31, 2010. The offering costs excluded from the 0.27% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.27% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

     EXAMPLE
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    ONE YEAR                THREE YEARS
                                       $38                      $119
================================================================================




     CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
--------------------------------------------------------------------------------


     The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (regardless of the number of securities in each Creation Unit). The value of a Creation Unit as of first creation was approximately $5,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (regardless of the number of stocks in each Creation Unit. See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $19,928 if the Creation Unit is redeemed after one year, and $60,455 if the Creation Unit is redeemed after three years.

     If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.


     The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

     CLAYMORE U.S. - 1 - THE CAPITAL MARKETS
     INDEX ETF


     INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


     The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the CPMKTS - The Capital Markets Index (the "CPMKTS Index" or the "Index") which includes equity, fixed income and money market securities. The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.


     PRIMARY INVESTMENT STRATEGIES

--------------------------------------------------------------------------------


     The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before fees and expenses, the performance of the CPMKTS Index. The Index is a total return index that includes common stock equity securities, micro-term investment grade fixed income securities and money market instruments, and long-term investment grade fixed income securities. The number of securities included in the Index has ranged from approximately 5,700 to 7,800 long-term U.S. investment grade fixed income securities selected monthly; approximately 1,000 to 2,350 micro-term U.S. investment grade fixed income securities and money market instruments selected monthly; and 2,000 equity securities selected quarterly, based on market capitalization of the common stock of actively-traded United States corporations, generally with market capitalizations between $300 million and $500 billion, for the previous ten year period. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Dorchester Capital Management Company ("Dorchester" or the "Index Provider") defines "actively traded" as common stocks that are listed on a major U.S. exchange and have been traded within the past 45 days. The Index Provider defines "micro-term" fixed income securities as those with a redemption date of less than a year from the start of the month, as determined by yield to worst calculation. The number of securities included in the Index varies from month to month and may be higher or lower than the historical ranges. During each quarter, the number of equity securities may decrease as the common stocks are either delisted or not actively traded for any reason including, but not limited to, mergers, acquisitions and bankruptcies. Once removed, an equity security will not be returned to or replaced in the Index for any reason before the start of the next quarter. The Fund will normally invest at least 80% of its total assets in equity, fixed income and money market securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in

     U.S. securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.


     The Investment Subadviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.


     The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality, asset allocation weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Subadviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Investment Subadviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


     INDEX METHODOLOGY
--------------------------------------------------------------------------------


     The Index is designed to represent the traditional investment grade fixed income securities, investment grade fixed income securities with less than one year until maturity and equity securities in the United States capital markets. The Index includes: common stock equity securities from the 2,000 largest actively traded United States corporations based upon market capitalization of common stock, micro-term U.S. treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities fixed income securities, short-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, U.S. federal agency discount notes; long-term U.S. treasury fixed income securities, long-term U.S. federal agency and other government sponsored entities fixed income securities, long-term investment grade U.S. corporate fixed income securities and long-term mortgage-backed securities. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies.

     The CPMKTS(SM) family of indexes is designed to measure the major components of the U.S. investment grade fixed income securities and the common stocks in the capital markets. This family includes the Index and the following additional indexes: CPMKTE - The Capital Markets Equity Index, which is designed to be a long-term measure of the U.S. common stock markets; CPMKTB - The Capital Markets Bond Index, which is designed to be a long-term measure of the long term U.S. investment grade fixed income markets; and CPMKTL - The Capital Markets Liquidity Index, which is designed to be a long-term measure of the U.S. investment grade short-term fixed income and money markets. CPMKTS - The Capital Markets Index is designed to be a long-term measure of the U.S. investment grade capital markets as represented by the CPMKTB, CPMKTE, and CPMKTL indexes.


     INDEX CONSTRUCTION
--------------------------------------------------------------------------------

     1.The equity securities in the Index are reconstituted quarterly. The equity Index constituents are determined on the fifth business day before the start of the quarter based on the market capitalization of common stock, finalized on the last calendar day of the quarter and go into effect on the first day of the new quarter.

     2.Potential equity Index constituents include all common stock equity securities from United States corporations that are headquartered in the United States and trade on major United States stock exchanges. Limited partnerships, ETFs, American depositary receipts and closed-end funds are not eligible for inclusion in the Index.


     3.On the last calendar day before the start of the quarter, if any of the selected equity Index constituents are no longer actively traded, they are replaced with the next eligible security with the largest market capitalization that is not a member of the Index, based upon the market capitalization from the fifth business day before the start of the quarter.


     4.The weight of each equity Index constituent is set based upon a modified market capitalization determined on the last day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board.

     5.The fixed income and money market Index constituents are reconstituted monthly. The fixed income and money market Index constituents are determined based on closing data on the fifth business day before the start of the month. Fixed income and money market Index constituents are finalized on the last calendar day before the start of the month and go into effect on the first day of the new month.

     6.Money market instruments that are potential Index constituents include 90 day bankers acceptances, 90 day certificate of deposit, 180 day certificate of deposit, 30 day commercial paper, 60 day commercial paper, 90 day commercial paper, 30 day United States federal agency discount notes, 60 day United States federal agency discount notes, and 90 day United States federal agency discount notes.


     7.All U.S. Treasury fixed income securities are selected as Index constituents. United States Treasury Inflation-Protected Securities ("TIPS") are not included.

     8.A selection of micro-term and long-term United States federal agency and government sponsored entities fixed income securities are selected as Index constituents using a rules-based methodology. The Index methodology is designed to select representative issues from each of the five largest agencies and government sponsored entities: Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks ("FHLB"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Farm Credit Banks ("FFCB"), and the SLM Corporation ("SLMA"), as well as fixed income issues from other federal agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: zero to three months, three to six months, six to nine months, nine months to one year, one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

     9.A selection of micro-term and long-term investment grade United States corporate fixed income securities are selected as Index constituents using a proprietary rules-based methodology. The methodology is designed to select securities ensuring a diversity of industry, duration, and rating. Seven industry classifications are represented: consumer goods, consumer services, manufacturing and wholesale trade, mining and construction, transportation and utilities, financial and insurance, and business services. Ratings from the three major rating agencies are employed to assign securities to one of four investment grade tiers based upon a rules-based methodology. To ensure a diversity of duration, securities are selected in each of the following maturity ranges: zero to three months, three to six months, six to nine months, nine months to one year, one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

    10.Using a rules-based methodology, long-term mortgage pass-through securities ("MBS") issued by U.S. federal agencies are selected which have a fixed rate coupon, maturity date greater than 1 year from the start of the month, and which currently trade in "TBA transactions." "TBA transactions" are purchases or sales of MBS for future settlement at an agreed-upon date. TBA transactions aid in the liquidity and pricing efficiency of MBS because they enable different MBS with similar characteristics to be traded interchangeably according to commonly observed settlement and delivery conventions.

       Eligible pools are grouped into generic securities ("Mortgage Generic") based on the agency's program, current coupon and production year. The programs considered are 5 year balloons, 7 year balloons, 15 year fixed and 30 year fixed rates taken from the FHLMC, FNMA and GNMA programs. Coupon values are designed to represent a majority of the market and the range of allowable values is updated monthly.


    11.The weights of each of the fixed income and money market Index constituents are set based upon modified market value on the last day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board and the Federal Deposit Insurance Corporation.

     PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------

     Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

     Asset Class Risk. The bonds in the Fund's portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

     Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund's having to reinvest proceeds at lower interest rates, resulting in a decline in the Fund's income.


     Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.

     Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of and underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests in conventional securities.

     Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

     Foreign Issuers Risk. The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include difference in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self-sufficiency and balance of payment options.

     Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.

     Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.


     Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

     Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. While securities issued by GNMA are backed by the full faith and credit of the U.S. government, securities issued by FNMA and FHLMC are not and there can be no assurance that the U.S. government would provide support to its agencies or instrumentalities where it is not obliged to do so. Mortgage-backed securities are subject to prepayment risk and extension risk (see explanations above) and may react differently to changes in interest rates than other bonds, which may significantly reduce their value.

     There is also risk associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

     Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.


     Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

     Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

     The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

     Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

     Finance Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

     Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the Index.

     Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


     Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

     FUND PERFORMANCE
--------------------------------------------------------------------------------

     As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

     FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.


     SHAREHOLDER FEES (paid directly by Authorized Participants)
=======================================================================================
     Sales charges (loads)                                            None


=======================================================================================
     Standard creation/redemption transaction fee per order(1)                  $1,000
=======================================================================================
     Maximum additional creation/redemption transaction fee per order(1)        $4,000


     ANNUAL FUND OPERATING EXPENSES(2)(3) (expenses that are deducted from
     Fund assets)
================================================================================
     Management Fees                                                     0.25%
================================================================================
     Distribution and/or service (12b-1) fees(4)                           --%
================================================================================
     Other expenses(5)                                                   0.30%
================================================================================
     Total annual Fund operating expenses                                0.55%
================================================================================
     Expense Waiver and Reimbursements(6)                                0.08%
================================================================================
     Net Operating Expenses                                              0.47%
================================================================================

     1. Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."


     2. The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending May 31, 2008.

     3. Expressed as a percentage of average net assets.

     4. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund.

     5. Other expenses have been estimated for the Fund's initial fiscal year assuming net assets of $100 million. Such expenses may be higher if the Fund's net assets total less than $100 million at the end of its initial fiscal year, or lower if the Fund's net assets exceed $100 million at the end of its initial fiscal year.


     6. The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.37% of average net assets per year, at least until December 31, 2010. The offering costs excluded from the 0.37% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement (the "Expense Agreement") in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.37% (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

     EXAMPLE
--------------------------------------------------------------------------------

     The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    ONE YEAR                THREE YEARS
                                       $48                      $151
================================================================================




     CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
--------------------------------------------------------------------------------


     The Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of 200,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (regardless of the number of stocks of other securities in each Creation Unit). The value of a Creation Unit as of first creation was approximately $10,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (regardless of the number of stocks in each Creation Unit. See "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $10,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $49,065 if the Creation Unit is redeemed after one year, and $151,824 if the Creation Unit is redeemed after three years.

     If a Creation Unit is purchased or redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.


     The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

     SECONDARY INVESTMENT STRATEGIES


     Each Fund will normally invest at least 80% of its total assets in component securities that comprise its respective Index. Each Fund may invest its remaining assets in stocks and/or fixed income securities (as applicable) not included in its underlying index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Subadviser anticipates that it may take approximately three business days (i.e., each day the AMEX is open) for additions and deletions to each Fund's Index to be reflected in the portfolio composition of the Fund.


     Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

     The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under "Investment Restrictions."

     ADDITIONAL RISK CONSIDERATIONS

     In addition to the risks described previously, there are certain other risks related to investing in the Funds.


     Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The NAV of each Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the AMEX. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.


     However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

     Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

     Leverage. To the extent that each Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's portfolio securities.

     These risks are described further in the Statement of Additional
     Information.

     INVESTMENT ADVISORY SERVICES

     INVESTMENT ADVISER
--------------------------------------------------------------------------------


     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as each Fund's investment adviser pursuant to an advisory agreement with each Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Claymore entities have provided supervisory, management, servicing or distribution services on approximately $18.5 billion in assets as of December 31, 2007. Claymore currently offers closed-end funds, unit investment trusts and exchange-traded funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

     Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.20% of the Claymore U.S. Capital Markets Bond ETF's and the Claymore U.S. Capital Markets Micro-Term FixedIncome ETF's average daily net assets and 0.25% of the Claymore U.S. - 1 - The Capital Markets Index ETF's average daily net assets. The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, a portion of each Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund's business) from exceeding 0.27% of average net assets per year of the Claymore U.S. Capital Markets Bond ETF and the Claymore U.S. Capital Markets Micro-Term FixedIncome and 0.37% of average net assets per year of the Claymore U.S. - 1 - The Capital Markets Index ETF, at least until December 31, 2010. The offering costs excluded from the expense cap are:
     (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Agreement, in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below 0.27% of average net assets per year of the Claymore U.S. Capital Markets Bond ETF and the Claymore U.S. Capital Markets Micro-Term FixedIncome ETF and 0.37% of average net assets per year of the Claymore U.S. - 1 - The Capital Markets Index ETF (excluding the expenses set forth above) (the "Expense Cap"). For a period of five years subsequent to each Fund's commencement of operations, the Investment Adviser may recover from each Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.


     In addition to advisory fees, each Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

     INVESTMENT SUBADVISER
--------------------------------------------------------------------------------


     Mellon Capital Management Corporation ("Mellon Capital") acts as each Fund's sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the "Sub-Advisory Agreement"). Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors with its principal office located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of December 31, 2007, Mellon Capital had assets under management totaling approximately $211 billion. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

     Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from each Fund, at the annual rate of 0.08% of average net assets up to $200 million and 0.05% of average net assets over $200 million per Fund. The Investment Adviser will pay the Investment Subadviser a minimum of $50,000 per Fund per year after the Funds' first year of operations.


     APPROVAL OF ADVISORY AGREEMENTS
--------------------------------------------------------------------------------


     A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement and Subadvisory Agreement will be available in the Funds' annual report to shareholders for the period ending May 31, 2008.


     PORTFOLIO MANAGEMENT

--------------------------------------------------------------------------------

     The following portfolio managers are currently responsible for the day-to-day management of the Funds' portfolios. The portfolio managers have managed each Fund's portfolio since its inception.


     Mellon Capital supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of each Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity.

     The portfolios of the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, and the fixed income and money market portions of the portfolio of the Claymore U.S. - 1 - The Capital Markets Index ETF, are managed by Mellon Capital's Fixed Income Management team. The individual members of the team who are primarily responsible for the day-to-day management of those Fund's portfolios are:

     David C. Kwan has been a Managing Director of Mellon Capital since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990. Mr. Kwan has 17 years of investment experience.

     Zandra Zelaya has been a Vice President, Fixed Income at Mellon Capital since November 2007. She joined Mellon Capital in 1997 as equity trading assistant. Throughout the years she has held various positions in the Fixed Income Management group among which were: Associate Portfolio Manager from 1999 to January 2002, Senior Portfolio Manager 2002 to 2006 and Assistant Vice President from 2006 to her recent promotion as Vice President. Prior to joining Mellon Capital she worked as client support for fixed income analytics and managed the data analytics department at Gifford Fong Associates. Ms. Zelaya attained the Chartered Financial Analyst ("CFA") designation. She graduated with BS from California State University, Hayward, California. She has 13 years of investment experience.

     The equity portion of the portfolio of the Claymore U.S. - 1 - The Capital Markets Index ETF is managed by Mellon Capital's equity portfolio management team. The head of the portfolio management team who is responsible for the day-to-day management of that portion of the Fund's portfolio is Denise Krisko.

     Ms. Krisko is the head of equity index management and a managing director of The Bank of New York where she has been employed since 2005. Prior to joining The Bank of New York, Ms. Krisko held various senior investment positions with Deutsche Asset Management and Northern Trust and was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Ms. Krisko attained the Chartered Financial Analyst ("CFA") designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University. Ms. Krisko is managing the Fund in her capacity as an officer of Mellon Capital.


     The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the funds he or she manages.

     PURCHASE AND REDEMPTION OF SHARES

     GENERAL
--------------------------------------------------------------------------------

     The Shares will be issued or redeemed by each Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."


     Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds will trade on the AMEX at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds will trade under the AMEX symbol set forth in the chart below, subject to notice of issuance.

     NAME OF FUND                                        AMEX TICKER SYMBOL
================================================================================
     Claymore U.S. Capital Markets Bond ETF                            UBD
--------------------------------------------------------------------------------
     Claymore U.S. Capital Markets Micro-Term Fixed Income ETF         ULQ
--------------------------------------------------------------------------------
     Claymore U.S. - 1 - The Capital Markets Index ETF                 UEM
--------------------------------------------------------------------------------


     Share prices are reported in dollars and cents per Share.


     Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 100,000 Shares for the Claymore U.S Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and 200,000 Shares for the Claymore U.S. - 1 - The Capital Markets Index ETF as discussed in the "Creations, Redemptions and Transaction Fees" section, which follows.

     BOOK ENTRY
--------------------------------------------------------------------------------

     Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of each Fund and is recognized as the owner of all Shares for all purposes.

     Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

     HOW TO BUY AND SELL SHARES

     PRICING FUND SHARES
--------------------------------------------------------------------------------


     The trading price of each Fund's shares on the AMEX may differ from each Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

     The AMEX intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of each Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. Each Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and each Fund does not make any warranty as to its accuracy.

     The net asset value per Share of each Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading provided that NAV may be calculated as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of each Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

     Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


     CREATION UNITS
--------------------------------------------------------------------------------

     Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with each Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

     HOW TO BUY SHARES
--------------------------------------------------------------------------------


     In order to purchase Creation Units of each Fund, an investor must generally deposit a designated portfolio of equity, fixed income or money market securities, as applicable, constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by each Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

     Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an

     Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

     A fixed creation transaction fee of $1,000 per transaction (regardless of the number of stocks or other securities in each Creation Unit) (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

     Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


     LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN STOCKS
--------------------------------------------------------------------------------


     An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at each Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


     REDEMPTION OF SHARES
--------------------------------------------------------------------------------


     Shares may be redeemed only in Creation Units at their NAV and only on a day the AMEX is open for business. The Funds' custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for each Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

     An order to redeem Creation Units of each Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the AMEX (normally 4:00 p.m. Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

     A fixed redemption transaction fee of $1,000 per transaction (regardless of the number of stocks or other securities in each Creation Unit) (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


     DISTRIBUTIONS
--------------------------------------------------------------------------------


     Dividends and Capital Gains. Fund shareholders are entitled to their share of each Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividends, if any, are distributed to shareholders quarterly for the Claymore U.S. - 1 - The Capital Markets Index ETF and monthly for the Claymore U.S. Capital Markets Bond ETF and the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds intend to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if each Fund owned the underlying investment securities for the entire dividend period. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.


     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

     DISTRIBUTION PLAN AND SERVICE PLAN
--------------------------------------------------------------------------------


     The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

     No 12b-1 fees are currently paid by each Fund, and there are no current plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets on an ongoing basis, these fees will increase the cost of your investment in each Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority ("FINRA"). The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of each Fund.

     FREQUENT PURCHASES AND REDEMPTIONS


     The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by each Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror each Fund's portfolio, plus a small amount of cash, and each Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by each Fund's shareholders or (b) any attempts to market time each Fund by its shareholders would result in negative impact to each Fund or its shareholders.

     FUND SERVICE PROVIDERS

     Claymore Advisors, LLC is the administrator of the Funds.


     The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Funds.


     Clifford Chance US LLP serves as legal counsel to the Funds.


     Ernst & Young LLP serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

     INDEX PROVIDERS


     Dorchester Capital Management Company is the Index Provider for Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S. - 1 - The Capital Markets Index ETF. Dorchester is not affiliated with the Trust, the Investment Adviser, the Investment Subadviser or the distributor. The Investment Adviser has entered into a license agreement with Dorchester to use each Index. Each Fund is entitled to use its underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser.

     DISCLAIMERS


     The "CPMKTB-The Capital Markets Bond Index," "CPMKTL-The Capital Markets Liquidity Index" and "CPMKTS-The Capital Markets Index" are trademarks of Dorchester and have been licensed for use for certain purposes by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by Dorchester and Dorchester makes no representation regarding the advisability of investing in Shares of the Funds.

     THE CLAYMORE U.S. CAPITAL MARKETS BOND ETF, CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF AND CLAYMORE U.S. - 1 - THE CAPITAL MARKETS INDEX ETF AND THEIR SHARES ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DORCHESTER. DORCHESTER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF ANY DATA SUPPLIED BY DORCHESTER TO TRACK GENERAL MARKET PERFORMANCE. DORCHESTER'S ONLY RELATIONSHIP TO THE INVESTMENT ADVISER IS THE LICENSING OF EACH INDEX, WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY DORCHESTER WITHOUT REGARD TO THE INVESTMENT ADVISER, THE FUNDS OR THEIR SHARES. DORCHESTER HAS NO OBLIGATION TO TAKE THE NEEDS OF THE INVESTMENT ADVISER OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING EACH INDEX. DORCHESTER IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT OR QUANTITIES OF THE SHARES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE FUNDS MAY BE CONVERTED TO CASH. DORCHESTER HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS OR THEIR SHARES. DORCHESTER SHALL NOT BE UNDER ANY OBLIGATION TO ADVISE ANY PERSON OF ANY ERROR IN ANY INDEX. DUE TO THE NUMBER OF SOURCES FROM WHICH INDEX CONTENT IS OBTAINED, AND THE INHERENT HAZARDS OF ELECTRONIC DISTRIBUTION THERE MAY BE DELAYS, OMISSIONS OR INACCURACIES IN SUCH CONTENT AND EACH INDEX.

     EACH INDEX AND ITS CONTENT IS PROVIDED "AS IS." NEITHER DORCHESTER NOR ANY OF ITS RESPECTIVE AFFILIATES, AGENTS AND LICENSORS WARRANTS OR GUARANTEES THE ACCURACY, COMPLETENESS, CURRENTNESS, NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF EACH INDEX OR OF THE DATA USED TO CALCULATE AN INDEX OR THE CONTENT AVAILABLE THROUGH AN INDEX, OR THE UNINTERRUPTED CALCULATION OR DISSEMINATION OF AN INDEX. NEITHER DORCHESTER NOR ANY OF ITS AFFILIATES, AGENTS OR LICENSORS SHALL BE LIABLE FOR ANY LOSS OR INJURY RESULTING DIRECTLY FROM USE OF AN INDEX AND CAUSED IN WHOLE OR PART BY CONTINGENCIES BEYOND ITS CONTROL IN PROCURING, COMPILING, INTERPRETING, REPORTING OR DELIVERING AN INDEX AND ANY CONTENT THROUGH SUCH INDEX. IN NO EVENT WILL DORCHESTER OR ANY OF ITS AFFILIATES, AGENTS OR LICENSORS BE LIABLE FOR ANY DECISION MADE OR ACTION TAKEN IN RELIANCE ON SUCH CONTENT OR INDEX. NEITHER DORCHESTER NOR ANY OF ITS AFFILIATES, AGENTS AND LICENSORS SHALL BE LIABLE FOR ANY DAMAGES (INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT, LOST PROFITS OR SIMILAR DAMAGES) EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR THE FUNDS, THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DORCHESTER AND THE INVESTMENT ADVISER.

     The Investment Adviser and Investment Subadviser do not guarantee the accuracy and/or the completeness of each Index or any data included therein, and the Investment Adviser and Investment Subadviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser and Investment Subadviser make no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of each Index or any data included therein. The Investment Adviser and Investment Subadviser make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to each Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser and Investment Subadviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Index even if notified of the possibility of such damages.

     FEDERAL INCOME TAXATION

     As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

     Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

       o  Your Fund makes distributions,


       o  You sell your Shares listed on the AMEX, and


       o  You purchase or redeem Creation Units.

     TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------


     Dividends from net investment income, if any, are declared and paid quarterly for the Claymore U.S. - 1 - The Capital Markets Index ETF and monthly for the Claymore U.S. Capital Markets Bond ETF and the Claymore U.S. Micro-Term Fixed Income ETF. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of the Funds' income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.


     Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years some ordinary dividends declared and paid by each Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Funds and the shareholder.


     Distributions in excess of each Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce each Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. The Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Funds beginning before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

     By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.


     TAXES ON EXCHANGE-LISTED SHARES SALES
--------------------------------------------------------------------------------

     Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

     TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS
--------------------------------------------------------------------------------


     An authorized purchaser who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.


     Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.


     If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

     The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

     OTHER INFORMATION

     For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

     DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

     A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Fund's Statement of Additional Information.

     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     Because the Shares of the Funds are newly offered, there is no financial information available for the Shares as of the date of this prospectus.

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

   o  Call your broker
   o  www.claymore.com

DEALERS


   o  www.claymore.com
   o  Distributor Telephone: (888) 949-3837


INVESTMENT ADVISER                         INVESTMENT SUBADVISER


Claymore Advisors, LLC                     Mellon Capital Management Corporation
2455 Corporate West Drive                  50 Fremont Street
Lisle, Illinois 60532                      San Francisco, California 94105


DISTRIBUTOR

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN                                  TRANSFER AGENT


The Bank of New York Mellon                The Bank of New York Mellon
101 Barclay Street                         101 Barclay Street
New York, New York 10286                   New York, New York 10286




LEGAL COUNSEL                              INDEPENDENT REGISTERED
                                           PUBLIC ACCOUNTING FIRM


Clifford Chance US LLP                     Ernst & Young LLP
31 West 52nd Street                        233 South Wacker Drive
New York, New York 10019                   Chicago, Illinois 60606
artwork: Claymore


     A Statement of Additional Information dated February 7, 2008, which contains more details about each Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.


     You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.


     You can ask questions or obtain a free copy of the Funds' shareholder reports or the Statement of Additional Information by calling 1-888-949-3837. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.claymore.com.

     Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.


                                   PROSPECTUS

     Distributor

     Claymore Securities, Inc.
     2455 Corporate West Drive
     Lisle, Illinois 60532


                                FEBRUARY 7, 2008


     Investment Company Act File No. 811-2190

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED FEBRUARY 7, 2008


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated February 7, 2008 for the Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and Claymore U.S.- 1 - The Capital Markets Index ETF, each a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Claymore Securities, Inc., or by calling toll free 1-888-949-3837.


                                TABLE OF CONTENTS

                                                                        Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS............................2

EXCHANGE LISTING AND TRADING..............................................2

INVESTMENT RESTRICTIONS AND POLICIES......................................3

INVESTMENT POLICIES AND RISKS.............................................5

GENERAL CONSIDERATIONS AND RISKS.........................................11

MANAGEMENT...............................................................12

BROKERAGE TRANSACTIONS...................................................23

ADDITIONAL INFORMATION CONCERNING THE TRUST..............................24

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS....................27

TAXES ...................................................................34

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS...................36

DETERMINATION OF NAV.....................................................36

DIVIDENDS AND DISTRIBUTIONS..............................................36

MISCELLANEOUS INFORMATION................................................37

FINANCIAL STATEMENTS.....................................................37

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS


The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 28 investment portfolios. This Statement of Additional Information relates to the following three investment portfolios: the Claymore U.S Capital Markets Bond ETF,
Claymore U.S.Capital Markets Micro-Term Fixed Income ETF and Claymore U.S.- 1 - The Capital Markets Index ETF (each a "Fund" and together, the "Funds"). The shares of each Fund are referred to herein as "Shares" or "Fund Shares."

         The Funds are managed by Claymore Advisors, LLC ("Claymore Advisors" or the "Investment Adviser"). Mellon Capital Management Corporation is the investment subadviser for the Funds (the "Investment Subadviser").

         Each Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity and/or fixed income securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Each Fund anticipates that its Shares will be listed on the American Stock Exchange, LLC (the "AMEX"). Fund Shares will trade on the AMEX at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares (except with respect to the Claymore U.S.- 1 - The Capital Markets Index ETF for which Creation Units are aggregations of 200,000 Shares). In the event of the liquidation of the Funds, the Trust may lower the number of Shares in a Creation Unit.

         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.



                          EXCHANGE LISTING AND TRADING


         There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of the Funds will continue to be met. The AMEX may, but is not required to, remove the Shares of the Funds from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Funds, there are fewer than 50 beneficial owners of the Shares of the Funds for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the Shares of the Funds from listing and trading upon termination of the Funds.

         As in the case of other stocks traded on the AMEX, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.


                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

         The investment objective of the Claymore U.S. Capital Markets Bond ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income index called "CPMKTB-The Capital Markets Bond Index" (the "Capital Markets Bond Index" or the "Underlying Index").


         The investment objective of the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called "CPMKTL-The Capital Markets Liquidity Index" (the "Capital Markets Liquidity Index" or the "Underlying Index").





         The investment objective of the Claymore U.S. - 1 - The Capital
Markets Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of the "CPMKTS-The Capital Markets Index" (the "Capital Markets Index" or the "Underlying Index"), which includes equity, fixed income and money market securities.


INVESTMENT RESTRICTIONS

         The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

         (1). Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (2). Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

         (3). Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

         (4). Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

         (5). Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

         (6). Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         (7).  Issue senior securities, except as permitted under the 1940 Act.

         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

         The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

         (1). Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

         (2). Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         (3). Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         (4). Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

         (5). Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

         The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS


         Bonds. The Claymore U.S. Capital Markets Bond ETF and Claymore U.S. -
1 - The Capital Markets Index ETF invest a portion of their assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).



          Corporate Bonds. The Claymore U.S. Capital Markets Bond ETF and Claymore U.S. - 1 - The Capital Markets Index ETF may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.


         Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

         Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, any Fund that may invest in high yield securities intends to invest primarily in high yield securities that the Investment Subadviser believes have greater liquidity than the broader high yield securities market as a whole.

         The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.


         U.S. Government Obligations. Each Fund may invest a portion of its assets in various types of U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) and Federal Home Loan Bank (i.e., FHLB) notes. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Mortgage Pass-Through Securities. The Claymore U.S. Capital
Markets Bond ETF and Claymore U.S. - 1 - The Capital Markets Index
ETF may invest a portion of their assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.


         An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.


         For the foregoing and other reasons, the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. - 1 - The Capital Markets Index ETF seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.

         Default by or bankruptcy of a counterparty to a TBA transaction would expose the Funds to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Investment Subadviser will monitor the creditworthiness of such counterparties. In addition, the Funds may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Funds' use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

         The Funds intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

         Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets.

         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

         Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

         Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

         Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

         Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

         Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

         Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

         Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

         Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

         An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

         Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

         The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.

         Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

         The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

         The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

         Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(R) Investors Service ("Moody's"), Standard & Poor's(R) ("S&P(R)"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Investment Adviser or Investment Subadviser. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

         Subsequent to purchase by the applicable Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.


                        GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in each Fund is contained in the Prospectus in the "Principal Risks of Investing in the Fund" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

         An investment in the Funds should be made with an understanding that the value of each Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Funds plan to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers

         The general supervision of the duties performed by the Investment Adviser and Investment Subadviser for the Funds under the Investment Advisory Agreement and Investment Subadvisory Agreement, respectively, is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Investment Adviser.


         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 28 portfolios, 11 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 16 closed-end management investment companies.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                             POSITION(S)   TERM OF OFFICE                              FUND COMPLEX       OTHER
NAME, ADDRESS AND AGE OF      HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    DIRECTORSHIPS
   INDEPENDENT TRUSTEES*        TRUST      TIME SERVED**      DURING PAST 5 YEARS        TRUSTEES    HELD BY TRUSTEES

Randall C. Barnes             Trustee      Since 2006       Formerly, Senior Vice      50            None.
Year of Birth: 1951                                         President, Treasurer
                                                            (1993-1997), President,
                                                            Pizza Hut International
                                                            (1991-1993) and Senior
                                                            Vice President,
                                                            Strategic Planning and
                                                            New Business Development
                                                            (1987-1990) of PepsiCo,
                                                            Inc. (1987-1997).
Ronald E. Toupin, Jr.         Trustee      Since 2006       Formerly Vice President,   50            None.
Year of Birth: 1958                                         Manager and Portfolio
                                                            Manager of Nuveen
                                                            Asset Management
                                                            (1998-1999), Vice
                                                            President of Nuveen
                                                            Investment Advisory
                                                            Corporation
                                                            (1993-1999), Vice
                                                            President and
                                                            Manager of Nuveen
                                                            Unit Investment
                                                            Trusts (1991-1999),
                                                            and Assistant Vice
                                                            President and
                                                            Portfolio Manager of
                                                            Nuveen Unit
                                                            Investment Trusts
                                                            (1988-1999), each of
                                                            John Nuveen &
                                                            Company, Inc.
                                                            (1982-1999).
Ronald A. Nyberg              Trustee      Since 2006       Principal of Nyberg &      53            None.
Year of Birth: 1953                                         Cassioppi, LLC, a law
                                                            firm specializing in
                                                            Corporate Law, Estate
                                                            Planning and Business
                                                            Transactions
                                                            (2000-present).
                                                            Formerly, Executive Vice
                                                            President, General
                                                            Counsel, and Corporate
                                                            Secretary of Van Kampen
                                                            Investments (1982-1999).



_________________________

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

         The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                             TERM OF                                 NUMBER OF
                                            OFFICE AND                             PORTFOLIOS IN
                             POSITION(S)      LENGTH           PRINCIPAL           FUND COMPLEX          OTHER
 NAME, ADDRESS AND AGE OF     HELD WITH      OF TIME      OCCUPATION(S) DURING      OVERSEEN BY      DIRECTORSHIPS
   MANAGEMENT TRUSTEES*         TRUST        SERVED**         PAST 5 YEARS           TRUSTEES      HELD BY TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso***         Trustee; and   Trustee      Senior Managing Director        53         None.
Year of birth: 1965         Chief Legal    since 2006   and Chief Administrative
                            and Executive               Officer (2007-present)
                            Officer                     and General Counsel
                                                        (2001-2007), of Claymore
                                                        Advisors LLC and
                                                        Claymore Securities,
                                                        Inc. President and
                                                        Secretary of Claymore
                                                        Investments, Inc.
                                                        (2004-present). Chief
                                                        Legal and Executive
                                                        Officer of certain funds
                                                        in the Fund Complex.
                                                        Formerly, Assistant
                                                        General Counsel, John
                                                        Nuveen and Company
                                                        (1999-2001). Formerly
                                                        Vice President and
                                                        Associate General
                                                        Counsel of Van Kampen
                                                        Investments (1992-1999).


______________________________

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

*** Mr. Dalmaso is an interested person of the Trust because of his position as an officer of the Investment Adviser and certain of its affiliates.


NAME, ADDRESS AND AGE OF        POSITION(S) HELD  LENGTH OF TIME
EXECUTIVE OFFICERS              WITH TRUST        SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Steven M. Hill                   Chief Financial   Since 2006        Senior Managing Director (2005-present)
Year of birth: 1964              Officer, Chief                      and Managing Director (2003-2005)
                                 Accounting                          of Claymore Advisors, LLC and Claymore
                                 Officer and                         Securities, Inc.; Formerly, Treasurer
                                 Treasurer                           of Henderson Global Funds and Operations
                                                                     Manager for Henderson Global Investors (NA) Inc.
                                                                     (2002-2003); Managing Director, FrontPoint
                                                                     Partners LLC (2001-2002); Vice President,
                                                                     Nuveen Investments (1999-2001); Chief
                                                                     Financial Officer, Skyline Asset Management
                                                                     LP, (1999); Vice President, Van Kampen
                                                                     Investments and Assistant Treasurer,
                                                                     Van Kampen mutual funds (1989-1999).
Bruce Saxon                      Chief             Since 2006        Vice President - Fund Compliance Officer of
Year of birth: 1957              Compliance                          Claymore Securities, Inc. (2006-present).
                                 Officer                             Formerly, Chief Compliance Officer/Assistant
                                                                     Secretary of Harris Investment Management,
                                                                     Inc. (2003-2006). Director-Compliance of
                                                                     Harrisdirect LLC (1999-2003).
Melissa J. Nguyen                Secretary         Since 2006        Vice President and Assistant General Counsel
Year of birth: 1978                                                  of Claymore Securities, Inc.(2005-present).
                                                                     Formerly, Associate, Vedder, Price, Kaufman &
                                                                     Kammholz, P.C. (2003-2005).
William H. Belden III            Vice President    Since 2006        Managing Director of Claymore Securities, Inc.
Year of birth: 1965                                                  (2005-present). Formerly, Vice President of


                                       15


                                                                     Product Management at Northern Trust Global
                                                                     Investments (1999-2005); Vice President of
                                                                     Product Development at Stein Roe & Farnham
                                                                     (1995-1999).
James Howley                     Assistant         Since 2006        Vice President, Fund Administration of
Year of birth: 1972              Treasurer                           Claymore Securities, Inc. (2004-present).
                                                                     Formerly, Manager, Mutual Fund Administration
                                                                     of Van Kampen Investments, Inc.
Chuck Craig                      Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                  President (2003-2006) of Claymore Securities,
                                                                     Inc. Formerly, Assistant Vice President,
                                                                     First Trust Portfolios, L.P. (1999-2003);
                                                                     Analyst, PMA Securities, Inc. (1996-1999).
Matt Patterson                   Assistant         Since 2006        Vice President and Assistant General Counsel
Year of birth: 1971              Secretary                           of Claymore Securities, Inc. (2006-present).
                                                                     Previously, Securities Counsel, Caterpillar
                                                                     Inc. (2004-2006); Associate, Skadden, Arps,
                                                                     Slate, Meagher & Flom LLP (2002-2004).


________________________

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.



                                 DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF
                                   SECURITIES IN THE         EQUITY SECURITIES IN        DOLLAR RANGE OF EQUITY
                                     CLAYMORE U.S.             THE CLAYMORE U.S.            SECURITIES IN THE
                                  CAPITAL MARKETS BOND          CAPITAL MARKETS           CLAYMORE U.S. - 1 - THE
                                          ETF              MICRO-TERM FIXED INCOME ETF   CAPITAL MARKETS INDEX ETF
NAME OF TRUSTEE                (AS OF DECEMBER 31, 2007)    (AS OF DECEMBER 31, 2007)    (AS OF DECEMBER 31, 2007)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                         None                         None                         None
Ronald A. Nyberg                          None                         None                         None
Ronald E. Toupin, Jr.                     None                         None                         None

INTERESTED TRUSTEE
Nicholas Dalmaso                          None                         None                         None


                               AGGREGATE DOLLAR RANGE OF
                                EQUITY SECURITIES IN ALL
                                 REGISTERED INVESTMENT
                                 COMPANIES OVERSEEN BY
                                  TRUSTEE IN FAMILY OF
                                  INVESTMENT COMPANIES
NAME OF TRUSTEE                (AS OF DECEMBER 31, 2007)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                    over $100,000
Ronald A. Nyberg                     over $100,000
Ronald E. Toupin, Jr.                     None

INTERESTED TRUSTEE
Nicholas Dalmaso                          None


         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person

(other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

         Messrs. Barnes, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee.

         Messrs. Barnes, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liason between the Board of Trustees and the Trust's independent registered public accounting firm.

         Remuneration of Trustees and Officers

         The Trust, together with Claymore Exchange-Traded Fund Trust 2, pays each Independent Trustee a fee of $25,000 per year plus $1,000 per Board or committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended May 31, 2008, assuming a full fiscal year of operations for the fiscal year ended May 31, 2008:

                                                              PENSION OR RETIREMENT
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX
INDEPENDENT TRUSTEES
Randall C. Barnes                        $23,100                      N/A                         $259,500
Ronald A. Nyberg                         $23,100                      N/A                         $351,500
Ronald E. Toupin, Jr.                    $23,100                      N/A                         $276,000

INTERESTED TRUSTEE
Nicholas Dalmaso                           N/A                         N/A                           N/A


         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund.

         Investment Adviser. The Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

         Investment Subadviser. The Investment Subadviser manages the investment and reinvestment of each Fund's assets on an ongoing basis under the supervision of the Investment Adviser.

         Portfolio Manager. The portfolios of the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, and the fixed income and money market portions of the portfolio of the Claymore U.S.-1 - The Capital Markets Index ETF, are managed by Mellon Capital's Fixed Income Management team. The individual members of the team who are primarily responsible for the day-to-day management of those Fund's portfolios are David
C. Kwan and Zandra Zelaya.

The equity portion of the portfolio of the Claymore U.S. -1 - The Capital Markets Index ETF is managed by Mellon Capital's equity portfolio management team. The head of the portfolio management team who is responsible for the day-to-day management of that portion of the Fund's portfolio is Denise Krisko.


         Other Accounts Managed by the Portfolio Managers. Information regarding the other accounts managed by each Portfolio Manager is set forth below:


------------------------ ------------------------------------------- -------------------------------------------------
                                      ACCOUNTS MANAGED                ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE
                                                                         IS BASED ON THE PERFORMANCE OF THE ACCOUNT
------------------------ ------------------------------------------- -------------------------------------------------
NAME OF PORTFOLIO        CATEGORY OF    NUMBER OF    TOTAL ASSETS    NUMBER OF ACCOUNTS IN   TOTAL ASSETS IN
MANAGER                  ACCOUNT        ACCOUNTS     IN ACCOUNT IN   CATEGORY                ACCOUNTS IN CATEGORY
                                        IN CATEGORY  CATEGORY
------------------------ -------------- ------------ --------------- ----------------------- -------------------------
Denise Krisko            Registered
                         Investment
                         Companies         87        $7.10 billion    0                      0

                         Other Pooled
                         investment
                         vehicles          16        $6.10 billion    0                      0

                         Other Accounts    42        $10.10 billion   0                      0
------------------------ -------------- ------------ --------------- ----------------------- -------------------------

Dave Kwan and            Registered
Zandra Zelaya            Investment
                         Companies          8         $1.50 billion   0                       0

                         Other Pooled
                         investment
                         vehicles          24        $19.30 billion   0                       0

                         Other Accounts    22         $4.30 billion   0                       0
------------------------ -------------- ------------ --------------- ----------------------- -------------------------



         Although the Funds in the Trust that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser and Investment Subadviser do not believe that management of the different Funds of the Trust presents a material conflict of interest for the Portfolio Managers, the Investment Adviser or the Investment Subadviser.



         At Mellon Capital, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

         As of January 2008, Mellon Capital's portfolio managers responsible for both passively managed and actively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

         Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon deferred compensation plan.

         A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The portfolio manager's base salary is not based on investment performance of the mutual fund.

         A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund gross of fees relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. For actively managed funds, the performance factors depend on how successfully the portfolio manager out performs the relevant benchmark while maintaining the appropriate risk profile for the fund over the past year. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives stated above. The bonus is paid on an annual basis. All of the factors listed above are considered in determining a portfolio manager's bonus. The performance of the mutual fund is only one factor and is considered along side all of the others. Bonus determinations are subjective and in the discretion of the head of the portfolio management team. There is no formula that is applied to weight the factors listed above.

         Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

         Securities Ownership of the Portfolio Manager. Because the Funds are newly organized, the portfolio managers do not own shares of the Funds.


         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.


-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                     0.20% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                  0.20% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S.- 1 - The Capital Markets Index ETF                           0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------



         Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Funds' Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Funds (excluding interest expenses, all or a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) from exceeding the percentage of its average net assets set forth in the chart below. The offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Reimbursement Agreement in which the Investment Adviser has agreed to waive its management fees and/or pay certain other operating expenses of each Fund in order to maintain the expense ratio of the Fund at or below the expense cap listed below (the "Expense Cap"). For a period of five years subsequent to each Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                    EXPENSE CAP
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                     0.27% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                  0.27% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. - 1 - The Capital Markets Index ETF                          0.37% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------


         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until October 16, 2008, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

         Claymore Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532.


         Investment Subadvisory Agreement. Mellon Capital acts as each
Fund's investment subadviser pursuant to a sub-advisory agreement with the Investment Adviser (the "Investment Subadvisory Agreement"). Pursuant to the Investment Subadvisory Agreement, the Investment Subadviser manages the investment and reinvestment of each Fund's assets on an ongoing basis under the supervision of the Investment Adviser.

         Pursuant to the Investment Subadvisory Agreement, the Investment Adviser pays the Investment Subadviser on a monthly basis a portion of the net advisory fees it receives from each Fund, at the annual rate of 0.08% of average net assets up to $200 million and 0.05% of average net assets over $200 million. The Investment Adviser will pay the Investment Subadviser a minimum of $50,000 per Fund per year after the Funds' first year of operations.

         The Investment Subadviser is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105.

         Administrator. Claymore Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of each Fund's average daily net assets as follows:

         First $200,000,000         0.0275%
         Next $300,000,000          0.0200%
         Next $500,000,000          0.0150%
         Over $1 billion            0.0100%


         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds each Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. BNY may be reimbursed by the Funds for its out-of-pocket expenses.


         Pursuant to the Custodian Agreement and the Transfer Agency Agreement, each between BNY and the Trust, the Trust has agreed to pay an annual fee for custodial and transfer agency services at the annualized rate of the Trust's average daily net assets as follows:

         First $2 billion           0.0375%
         Over $2 billion            0.0275%

         Distributor. Claymore Securities, Inc. ("Claymore") is the distributor of each Fund's Shares (in such capacity, the "Distributor"). Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.


-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                     0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                  0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. - 1 - The Capital Markets Index ETF                          0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------



         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of each Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.


         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").


         The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based. The CPMKTB-The Capital Markets Bond Index, CPMKTL-The Capital Markets Liquidity Index and CPMKTS-The Capital Markets Index are compiled by Dorchester Capital Management LLC ("Dorchester").


------------------------------------------------------------ ---------------------------------------------------------
FUND                                                         UNDERLYING INDEX
------------------------------------------------------------ ---------------------------------------------------------
Claymore U.S. Capital Markets Bond ETF                       CPMKTB-The Capital Markets Bond Index
------------------------------------------------------------ ---------------------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF    CPMKTL-The Capital Markets Liquidity Index
------------------------------------------------------------ ---------------------------------------------------------
Claymore U.S. - 1 - The Capital Markets Index ETF            CPMKTS-The Capital Markets Index
------------------------------------------------------------ ---------------------------------------------------------



         Dorchester is not affiliated with the Funds or with the Investment Adviser or Investment Subadviser. The Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. Each Fund reimburses the Investment Adviser for the licensing fee payable to the applicable Index Provider.

         The only relationships that Dorchester has with the Investment Adviser, Investment Subadviser or Distributor of the Funds in connection with the Funds is that Dorchester has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Investment Adviser, Investment Subadviser, Distributor or owners of the Funds. Dorchester has no obligation to take the specific needs of the Investment Adviser, Investment Subadviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Dorchester is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Dorchester has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         DORCHESTER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. DORCHESTER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, INVESTMENT SUBADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. DORCHESTER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DORCHESTER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICES, EVEN IF DORCHESTER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Subadviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Subadviser effects transactions with those brokers and dealers that the Investment Subadviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Subadviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Subadviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Investment Subadviser are considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Investment Subadviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.


         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 28 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.


         Each Share issued by a Fund has a pro rata interest in the assets of such Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.

         Control Persons. No single person beneficially owns 25% or more of the Fund's voting securities.

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").


         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser has in turn delegated such responsibilities to the Investment Subadviser. The Investment Subadviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this Statement of Additional Information. The Board of Trustees will periodically review each Fund's proxy voting record.



         The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Funds will be available on the SEC's website at http://www.sec.gov. Each Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Each Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.

         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's Policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and Claymore will not disseminate non-public information concerning the Trust.


         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.


         The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.


         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.


         The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.


         The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security of a Fund that is a TBA transaction or a commercial paper instrument. The amount of cash contributed will be equivalent to the price of the TBA transaction or commercial paper instrument listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "custom orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Investment Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a DTC Participant that has the ability to clear through the Federal Reserve System (see the Book Entry Only System section), and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A DTC Participant is also referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations(through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders" section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.


         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for

Creation Unit Aggregations should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.





         Placement of Creation Orders. Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor, via the Federal Reserve System (for cash and U.S. government securities) and/or via DTC (for corporate securities). The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations is deemed received by the Distributor on the Transmittal Date if
(i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).


         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Claymore regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.



         The Standard Creation/Redemption Transaction Fee for each Fund will be $1,000. The Maximum Creation/Redemption Transaction Fee for each Fund will be $4,000.


         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.


         With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Trust will substitute a cash-in-lieu amount to replace any Fund Security of a Fund that is a TBA transaction, and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction issued as a Fund Security.


         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.




         Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and
(iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.


         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

                                      TAXES


         Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.



         Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the fund level rather than at the Trust level.

         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.



         The Funds may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, forward foreign currency exchange contracts, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

         Distributions from each Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.


         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions discussed above relating to an exemption from withholding on distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of a Fund beginning before January 1, 2008. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations, which may include certain REITs and capital gains distributions from REITs, will generally be subject to U.S. withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.


         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


         Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under Federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


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

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.


                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."


        The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open provided that NAV may be calculated as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time.

         In computing the Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.



                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid monthly with respect to Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and quarterly for the Claymore U.S.-1 - The Capital Markets Index ETF. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.


         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.


                            MISCELLANEOUS INFORMATION

         Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Trust.


         Independent Registered Public Accounting Firm. Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. They audit the Fund's financial statements and perform other related audit services.



                              FINANCIAL STATEMENTS


         The Fund's audited financial statements, including the financial highlights appearing in the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 2007 and filed electronically with the Securities and Exchange Commision, are incorporated by reference and made part of this SAI.



         You may request a copy of the Trust's Annual Report at no charge by calling 1-888-949-3837 during normal business hours.

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